OTHER INCOME/(EXPENSES), NET	9 Months Ended
Sep. 30, 2020
OTHER INCOME/(EXPENSES), NET
OTHER INCOME/(EXPENSES), NET

5.    OTHER INCOME/(EXPENSES), NET

	For the nine months ended September 30
	2019	2020
	RMB	RMB
Guarantee income	17,438,596	11,007,586
Donations	(996,752)	(12,477,053)
Total	16,441,844	(1,469,467)

In 2016, the Group issued debt payment guarantees and redemption guarantees in favor of JinkoPower, a related party (Note 26). The guarantee liability which corresponds with the guarantee fees received is being amortized in straight line during the guarantee period from 1 to 16 years based on the life of the outstanding guaranteed bank loans by recognizing a credit to other income.

Increase of donations in the nine months ended September 30, 2020 was primarily due to the Group's charitable donations in sight of the outbreak of COVID-19.